ADVISORONE FUNDS

Milestone Treasury Obligations Fund

a series of the AdvisorOne Funds

Premium Class Shares

Financial Class Shares

Institutional Class Shares: MTIXX

Investor Class Shares: MTOXX

Supplement dated April 23, 2012

to the Statement of Additional Information dated January 20, 2012, as amended March 19, 2012

This Statement of Additional Information has been amended to include the following:

REGULATION AS A COMMODITY POOL OPERATOR.  The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

This Supplement, and the Prospectus and Statement of Additional Information both dated January 20, 2012, as amended March 19, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated January 20, 2012, as amended March 19, 2012, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-811-0225.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.